UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

Equillium, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38692	82-1554746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 412-5302

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 9, 2022, Equillium, Inc. (“Equillium” or the “Company”) announced the presentation of three posters related to clinical data for itolizumab, the Company’s initial product candidate, at the annual meeting of The American Association of Immunologists.

Details of Itolizumab Data Presented

Title: CD6 – a costimulatory receptor at the nexus of Teff / Treg development

Presenting Author: Jeanette Ampudia, Scientist, Equillium, Inc.

Poster Number: 2359

Session Title: Immunoregulation-Mechanism of Action

Key Highlights, Summary and Conclusions from Presentation:

•	First study to directly characterize the role of CD6 in the development and activity of T regulatory cells.

•	T regulatory cells derived from CD6 low cells had greater co-expression of FOXP3 and HELIOS (~2-fold) vs. T regulatory cells derived from isotype-treated CD6 high cells.

•

T regulatory cells possessed greater suppressive function, with an increase of at least 50% greater inhibition of proliferation and cytokine release by T responder cells than T regulatory cells derived from CD6 high cells.

•	CD6 low T regulatory cells were able to suppress T responder cell production of pro-inflammatory cytokines by 60% - 90% compared to CD6 high T regulatory cells.

•

Data suggests that reduced levels of cell surface CD6 facilitate the development of T regulatory cells with greater stability and suppressive activity, and that modulating the levels of CD6 may increase the T regulatory to T effector cell ratio in patients with autoimmune and inflammatory diseases.

Title: Modulating levels of cell surface CD6 is a novel mechanism for regulating T cell activity

Presenting Author: Dalena Chu, Scientist, Equillium, Inc.

Poster Number: 2503

Session Title: Immunoregulation-Infection and Immunity

Key Highlights, Summary and Conclusions from Presentation:

•

CD6 high cells are highly pathogenic and levels of CD6 have been implicated in numerous autoimmune and inflammatory diseases including multiple sclerosis, inflammatory bowel disease, Crohn’s disease, ulcerative colitis, and acute graft-versus-host disease.

•

Itolizumab-induced CD6 cleavage from the surface of T cells occurs through a transcellular event between a CD6 positive T cell and a CD14 positive monocyte. This cleavage event is mediated by functional Fc receptor binding of itolizumab to FcgRI.

•	The loss of the extracellular domains of CD6 from the surface results in T cells that are hyporesponsive and less alloreactive to T cell stimulation.

•

These results further support targeting CD6 as an effective means to inhibit pathogenic T cell activity in the treatment of autoimmune and inflammatory diseases as CD6 cleavage results in prolonged modulation of T cell activity.

Title: The CD6-ALCAM pathway selectively modulates pathogenic T cell migration

Presenting Author: Valeria Marrocco, Scientist, Equillium, Inc.

Poster Number: 2435

Session Title: They Come and They Go: A Leukocyte Migration Extravaganza

Key Highlights, Summary and Conclusions from Presentation:

•

CD4 positive and CD8 positive T cells that migrate in response to CXCL12, express higher levels of CD6 and the amount of migration correlates with levels of CD6 expression, suggesting that CD6 is engaged during T cell migration across the endothelial monolayer.

•

Decreasing CD6 expression led to decreased migration of effector memory T cells and terminally differentiated effector memory T cells while migration of T regulatory cells was unaffected, thus suggesting that targeting CD6 in autoimmune and inflammatory diseases would decrease infiltration of pathogenic T cells while still permitting modulation of the immune response by T regulatory cells.

•

Th17 cells were stained from the total peripheral blood mononuclear cells population that migrated in response to CXCL12. Data showed a reduction of the migration of those cells after blocking the CD6-ALCAM pathway with itolizumab.

•

This data suggests that CD6-ALCAM pathway is involved in the movement of T cells through the endothelial tissues and confirms CD6 as a target to prevent pathogenic T cell recruitment into inflamed organs.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Because such statements are subject to risks and uncertainties, many of which are outside of the Company’s control, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to statements regarding the potential benefit of treating patients with acute graft-versus-host disease or lupus/lupus nephritis with itolizumab, Equillium’s plans and expected timing for developing itolizumab including the expected timing of initiating, completing and announcing further results from the EQUATE, EQUIP, EQUALISE and EQUATOR studies, Equillium’s plans and expected timing for developing EQ101 and EQ102 including the expected timing of initiating, completing and announcing further results from Phase 2 and Phase 1 studies, respectively, the potential for any of Equillium’s ongoing or planned clinical studies to show safety or efficacy, Equillium’s anticipated timing of regulatory review and feedback, and Equillium’s plans and expected timing for developing its product candidates and potential benefits of its product candidates. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties related to the abilities of the leadership team to perform as expected; Equillium’s ability to execute its plans and strategies; risks related to performing clinical studies; the risk that interim results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the risk that studies will not be completed as planned; Equillium’s plans and product development, including the initiation and completion of clinical studies and the reporting of data therefrom; whether the results from clinical studies will validate and support the safety and efficacy of Equillium’s product candidates; changes in the competitive landscape; uncertainties related to Equillium’s capital requirements; and having to use cash in ways or on timing other than expected and the impact of market volatility on cash reserves. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in Equillium’s filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov and on the Company’s website under the heading “Investors.” Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements contained in this report speak only as of the date on which they were made. Equillium undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUILLIUM, INC.

Date: May 9, 2022	By:	/s/ Bruce D. Steel
Bruce D. Steel President and Chief Executive Officer